Delaware Group Adviser Funds, Inc.

                    Supplement Dated November 24, 1997
                  to Prospectuses Dated February 28, 1997



     At a meeting (the "Meeting") of the Board of Directors of Delaware Group Adviser Funds, Inc. (the "Fund") on July 17, 1997, the Board decided to liquidate the Enterprise Fund, Federal Bond Fund and Corporate Income Fund portfolios (the "Portfolios") of the Fund. The Portfolios were liquidated on September 19, 1997. A capital gains dividend for the Enterprise Fund was paid on August 22, 1997 to shareholders of record on August 13, 1997.

     In addition, the Board also decided at the Meeting to replace Overseas Equity Fund's sub-adviser, Walter Scott & Partners Limited ("Walter Scott"), with Delaware International Advisers Ltd. ("Delaware International"), an affiliate of Delaware Management Company, Inc. ("DMC"), effective September 15, 1997. DMC is the Fund's investment manager and continues to serve in that capacity. Beginning September 15, 1997, the overall annual investment advisory fee paid by Overseas Equity Fund to DMC was reduced from 1.10% to 1.00%, and the means of calculating the sub-advisory fee payable to Delaware International was modified somewhat, although the rate of compensation received by Delaware International will not exceed that previously paid to Walter Scott. Effective September 15, 1997, the Board also approved a change in the portfolio's name from "World Growth Fund" to "Overseas Equity Fund," and approved an increase in the portion of the portfolio's assets that can be invested in securities of emerging market issuers from 20% to 40%. On November 18, 1997, a meeting of shareholders was held and shareholders approved the new sub-advisory agreement between DMC and Delaware International.

     Effective September 15, 1997, Clive A. Gillmore and Robert Akester assumed primary responsibility for making day-to-day investment decisions for Overseas Equity Fund. Mr. Gillmore is a graduate of the University of Warwick and began his career at Legal and General Investment Management. Mr. Gillmore joined the Delaware Group in 1990 after eight years of investment experience. His most recent position prior to joining the Delaware Group was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore has completed the London Business School Investment program. Mr. Akester began his investment career in 1969. Prior to joining the Delaware Group in 1996 as a Senior Portfolio Manager, Mr. Akester was a Director of Hill Samuel Investment Advisers Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

     In making investment decisions for Overseas Equity Fund, Mr. Gillmore and Mr. Akester regularly consult with an international equity team of nine members, five of whom research the Pacific Basin and four of whom research the European Markets. Mr. Gillmore and Mr. Akester also regularly consult with David G. Tilles. Mr. Tilles, who is Chief Investment Officer for Delaware International, is a graduate of the University of Warwick with a BS in management sciences. Before joining the Delaware Group in 1990, he was Chief Investment Officer of Hill Samuel Investment Advisers Ltd. He is a member of the Institute of Investment Management & Research and the Operational Research Society.

     Effective September 15, 1997, John Govett & Co Limited, the Sub-Adviser to New Pacific Fund, was renamed AIB Govett Asset Management Holdings Limited. Effective as of November 12, 1997, Jane Pickard assumed primary responsibility for making investment decisions for New Pacific Fund. Ms. Pickard graduated in Law from Endinburgh University. She joined BZW in 1991, where she initially worked as a specialist in structured debt products, moving into the Pacific Rim equity division in 1992. She remained there until 1995 when she moved to IAI International where she had responsibility for Pacific Region investment for U.S. institutional and retail funds. Ms. Pickard joined AIB Govett Asset Management in 1996 and concentrates on investments in the Pacific region.

     Effective as of October 27, 1997, Edward J. Petner assumed primary responsibility for making investment decisions for U.S. Growth Fund. Mr. Petner currently serves as President and Co-Chief Executive Officer of Lynch & Mayer, Inc. Before joining Lynch & Mayer, Inc. in 1983, Mr. Petner received a BA from Duquesne University in 1981 and an MBA from the Wharton School in 1983.